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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 29, 2001 relating to the financial statements and financial statement schedule of LogicVision, Inc. which appears in LogicVision, Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
November 29, 2001

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